Accounting Policies, Strategic Liquidity Reserve profit and loss allocation	6 Months Ended
Jun. 30, 2022
Accounting Policy - Basis of Preparation/ Impact of changes in accounting principles [Abstract]
Accounting Policy - Strategic Liquidity Reserve profit and loss allocation [text block]
Strategic Liquidity Reserve Profit and Loss allocation
Commencing from the first quarter of 2022, the methodology for divisional intra-year allocations of profit or loss earned on the Strategic Liquidity Reserves has been refined. As part of the introduction of the new methodology, the intra-year profit and loss volatility is held centrally in Corporate & Other in order to better reflect the underlying performance of the business divisions. The implementation of the new methodology does not impact the overall group revenues or the annual business allocations. Prior year’s comparatives have not been aligned to presentation in the current year. If the new methodology had been in place during the second quarter of 2021, revenues of the Corporate Bank, Investment Bank, Private Bank and Capital Release Unit would have been higher by € 38 million, € 27 million, € 15 million, € 3 million respectively, with a corresponding offset in Corporate and Other, which would have been lower by € 83 million.
For the first half of 2021, revenues of the Corporate Bank and Investment Bank would have been higher by € 2.4 million, € 2.1 million and Private Bank and Capital Release Unit would have been lower by € 2.8 million, and € 0.6 million respectively, with a corresponding offset in Corporate and Other, which would have been lower by € 1.1 million.